U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report - July 27, 2005


                             Mid Penn Bancorp, Inc.



                         Pennsylvania 0-20141 25-1666413

                349 Union Street Millersburg Pennsylvania 17061


                                  717/692-2133


                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 7.           Financial Statement, Pro Forma Financial Information And
                  Exhibits.

     (c) Exhibits.

                  Exhibit Number
                  99.1 Press Release, dated July 27, 2005, issued by Mid Penn Bancorp, Inc.


Item 12. Results of Operations and Financial Condition.

         On July 27, 2005, Mid Penn Bancorp, Inc., announced it results of operations for the quarter ended June 30, 2005. A copy of the related press release is being furnished as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


-------------------------------
                                  (Registrant)


Dated:  July 27, 2005
                                          /s/ Alan W. Dakey
                                          -------------------------------------
                                          Alan W. Dakey
                                          President and Chief Executive Officer




                                  EXHIBIT INDEX



                                                                    PAGE NO. IN
                                                                       MANUALLY
                                                                         SIGNED
EXHIBIT NO.                                                            ORIGINAL

99.1               Press Release, dated July 27, 2005.